SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported: August 13, 2002 (August 6, 2002)

1st FRANKLIN FINANCIAL CORPORATION (Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation	2-27985 (Commission File Number)	58-0521233 (I.R.S. Employer Identification No.)

213 East Tugalo Street Post Office Box 880 Toccoa, Georgia (Address of Principal Executive Offices)		30577 (Zip Code)

Registrant's Telephone Number, Including Area Code: (706) 886-7571 (Former Name or Former Address, if Changed Since Last Report)

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

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Item 4.	Changes in Registrant's Certifying Accountant.

On or about August 6, 2002, 1st Franklin Financial Corporation (the “Company”) received a letter from the staff of the Securities and Exchange Commission (the “Commission”) advising the Company that Arthur Andersen LLP  ("Arthur Andersen"), the Company’s independent auditors, had informed the Commission that  Arthur Andersen is unable to perform future audit services for the Company because of the publicly announced wind-down of Arthur Andersen’s business.  The Commission advised the Company in its letter that, as a result of this notification, Arthur Andersen’s relationship with the Company had been effectively terminated.  As of August 6, 2002, Arthur Andersen had not resigned or declined to stand for re-election as the Company’s independent auditors for the Company’s 2002 fiscal year, nor had the Company’s Board of Directors or Audit Committee dismissed Arthur Andersen.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2001 and 2000, and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with its report with respect to the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company understands that Arthur Andersen no longer employs an engagement partner or manager for the Company’s account.  Accordingly, the Company believes that Arthur Andersen is unable to provide a letter, otherwise required for purposes of this report, addressed to the Commission stating whether or not Arthur Andersen agrees with the foregoing statements by the Company included in this item 4.

As of August 13, 2002, the Company determined to engage Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent auditors for the Company’s 2002 fiscal year, effective immediately.

During the fiscal years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
(a) Financial Statements of Businesses Acquired. Not Applicable
(b) Pro Forma Financial Information. Not Applicable
(c) Exhibits. Not Applicable

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

1st FRANKLIN FINANCIAL CORPORATION

/s/ A. Roger Guimond
By: A. Roger Guimond Executive Vice President and Chief Financial Officer

Date: August 13, 2002

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